Securities And Exchange Commission

                            Washington, D.C.  20549


                               ________________

                                   FORM 8-K

                               ________________

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                               November 20, 1997

               DATE OF REPORT (Date of earliest event reported)

                            INGERSOLL-RAND COMPANY
            (Exact name of registrant as specified in its charter)

       NEW JERSEY                 1-985                  13-5156640
     (State or other        (Commission File           (IRS Employer
     jurisdiction of             Number)           Identification Number)
     incorporation)
                            200 Chestnut Ridge Road
                       Woodcliff Lake, New Jersey  07675
                   (Address of principal executive offices)

                                (212) 573-0123
             (Registrant's telephone number, including area code)

Item 5.   Other Events

     Pursuant to the terms and conditions of a Pricing Agreement between Ingersoll-Rand Company (the "Registrant") and Salomon Brothers Inc, as Representative of the several Underwriters, dated as of November 20, 1997, the Registrant will issue on or about November 25, 1997, $200,000,000 aggregate principal amount of its 6.443% Debentures Due 2027 (the "Debentures").

Item 7.   Exhibits

     Exhibits:

     Exhibit 1: Pricing Agreement dated November 20, 1997, between Ingersoll-Rand Company and Salomon Brothers Inc as Representative of the several Underwriters.

     Exhibit 4:     Form of 6.443% Debentures Due 2027.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INGERSOLL-RAND COMPANY
                                                  (Registrant)


                                               By: /s/ Gerard V. Geraghty
                                               Name:  Gerard V. Geraghty
                                               Title: Vice President and
                                                        Comptroller


Date:  November 20, 1997

                                 Exhibit Index

                             Exhibits to Form 8-K




     Number in                                                Sequential
   Exhibit Table               Exhibit                       Page Number

         1           Pricing Agreement dated November
                     20, 1997, between Ingersoll-Rand
                     Company and Salomon Brothers Inc,
                     as Representative of the several
                     Underwriters

         4           Form of 6.443% Notes Due 2027.

                                                            Exhibit 1

                                                            Exhibit 4